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                                                                  EXHIBIT 10.30



            Schedule to Severance Compensation Agreement Between the
                      Company and Certain of its Officers




The Severance Compensation Agreement, substantially in the form as filed herewith as Exhibit 10.29, was entered on January 27, 1997 with the following officers of the Company:


John W. Bischoff
David L. Hinshaw
Douglas K. Jacobs
George M. Simpson